 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  April 2, 2009

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices)

Registrant's telephone number, including area code   (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On April 2, 2009, Avantair, Inc. (the "Company") entered into two Floor Plan Agreements with Midsouth Services, Inc. (“Lender”) to replace the Lender’s existing Floor Plan Agreements dated July 31, 2008.  The new Floor Plan Agreements extend credit to the Borrower in an increased amount of $11,600,000 to be used towards the purchase of new Piaggio P-180 aircraft.  Each of the new Floor Plan Agreements is similar to the prior Floor Plan Agreements and covers an amount not to exceed $5,800,000 for a term of twelve (12) months.  The Company has the sole option to terminate one of the Agreements during the term with ninety (90) days written notice.  The Company has agreed to pay Lender a monthly fee of $82,500 for each Floor Plan Agreement during the term.  The foregoing descriptions of the Floor Plan Agreements are qualified by reference to the full text of the Floor Plan Finance Agreements, copies of which are attached hereto as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K.

On the same date, the Company also entered into two additional transactions with Lender. First, the Company amended the Lease Agreement dated as of July 31, 2006 between the Company and Lender.  Pursuant to the amendment, the Company has agreed to purchase the leased aircraft from Lender within sixty (60) days following the expiration of the term of the Lease Agreement.  Second, the Company also entered into a new Lease Agreement, effective April 6, 2009, pursuant to which Lender will lease a Piaggio P-180 aircraft to the Company for a ten (10) year lease term at a rate of $75,000 per month, plus taxes if applicable.  The aircraft covered by the lease was previously financed under the Floor Plan Agreements.  The Company is required to provide Lender with 100 hours of flight time per year during the lease term.  Lender has the sole option to terminate the lease at the end of the fifth year of the term and to require the Company to purchase the leased aircraft for $3,797,000 within ninety days after the end of the fifth year of the term.  If this option is not exercised by Lender, the lease will continue for the remaining five years of the term and, at the end of the ten year lease, the Company will be required to purchase the aircraft from Lender for $300,000.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of  a Registrant.

Reference is made to Item 1.01 of this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)     EXHIBITS.

10.1	Floor Plan Finance Agreement, dated April 2, 2009, between the Registrant and Midsouth Services, Inc. with the term commencing on April 3, 2009.
10.2	Floor Plan Finance Agreement, dated April 2, 2009, between the Registrant and Midsouth Services, Inc. with the term commencing on a date that is yet to be determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.
Date: April 7, 2009	By:	/s/ Richard A. Pytak Jr.
Richard A. Pytak Jr.
Chief Financial Officer (Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Floor Plan Finance Agreement, dated April 2, 2009, between the Registrant and Midsouth Services, Inc. with the term commencing on April 3, 2009.
10.2	Floor Plan Finance Agreement, dated April 2, 2009, between the Registrant and Midsouth Services, Inc. with the term commencing on a date that is yet to be determined.